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                                                         PICTURE OF HART WOODSON

                                                                    HART WOODSON

THE GABELLI GLOBAL
CONVERTIBLE SECURITIES FUND

THIRD QUARTER REPORT - SEPTEMBER 30, 2002

NEW FROM THE GABELLI PRESS:

GLOBAL CONVERTIBLE INVESTING:
THE GABELLI WAY
BY HART WOODSON

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PICTURE OF BOOK: GLOBAL CONVERTIBLE INVESTING

TO OUR SHAREHOLDERS,

      For equity investors, this quarter was among the worst in recent memory. The markets focused on geopolitical uncertainty, fear of deflation and the potential collapse of consumer spending rather than on the positives of corporate restructuring, de-leveraging, margin improvements and growing profitability. What will turn the equity markets around? We are watching for a pick-up in industrial capacity utilization rates, which will lead to increased profits, improved balance sheets and ultimately a recovery in capital spending and employment.

      As expected, convertible securities outperformed the broader equity markets. Although the Gabelli Global Convertible Securities Fund (the "Fund") declined 8.5% during the quarter, the Morgan Stanley Capital International ("MSCI") World Free Index fell by 18.2%. A safe haven was found in global investment grade bonds, as the AA1-rated Merrill Lynch Global Bond Index gained 4.2%. However, the B1 rated Merrill Lynch Global High Yield Index fell by 3.2% as credit spreads widened by about 110 basis points. In the U.S., the Nasdaq Composite Index, Dow Jones Industrial Average and Standard & Poor's ("S&P") 500 Index fell by 19.9%, 17.4% and 17.3%, respectively. Europe, as measured by the MSCI Europe Index, fared even worse declining by 22.6%. This was largely due to Germany which, suffering from a weak banking and insurance sector, fell 37.1%. This performance was surpassed only by Brazil's 41.7% decline. In Japan, the Nikkei Index lost 12.8% (All returns are expressed in U.S. dollars). The U.S. dollar strengthened moderately against the Euro and the Yen during the quarter, but year to date the dollar has depreciated by 10.9% and 8.1% against these currencies, respectively.

      During the current market turmoil, we believe convertible securities provide investors with a unique vehicle for obtaining attractive risk-adjusted returns. Our goal is to invest in the convertible securities of great companies selling at a discount to their intrinsic value with a catalyst to unlock that value.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------
                                            Quarter
                           ----------------------------------------
                           1ST         2ND         3RD        4TH       YEAR
--------------------------------------------------------------------------------
 2002: Net Asset Value ..  $7.81       $7.28      $6.37        --         --
       Total Return .....  (2.1)%      (3.0)%     (8.5)%       --         --
--------------------------------------------------------------------------------
 2001: Net Asset Value ..  $9.94       $9.77      $8.22       $8.29      $8.29
       Total Return .....  (5.8)%       1.3%     (13.0)%       4.6%     (13.2)%
--------------------------------------------------------------------------------
 2000: Net Asset Value .. $15.04      $13.21     $11.81      $10.86     $10.86
       Total Return .....  10.6%      (10.2)%     (8.4)%     (5.5)%    (14.0)%
--------------------------------------------------------------------------------
 1999: Net Asset Value .. $10.89      $11.91     $12.71     $13.88     $13.88
       Total Return .....   7.6%        9.4%       6.7%      20.3%      51.1%
--------------------------------------------------------------------------------
 1998: Net Asset Value .. $10.43      $10.36      $9.09     $10.12     $10.12
       Total Return .....  11.1%       (0.7)%    (12.3)%     12.2%       8.6%
--------------------------------------------------------------------------------
 1997: Net Asset Value .. $10.27      $10.98     $11.15      $9.39      $9.39
       Total Return .....   0.9%        6.9%       1.5%      (6.1)%      2.8%
--------------------------------------------------------------------------------
 1996: Net Asset Value .. $11.34      $11.55     $11.41     $10.18     $10.18
       Total Return .....   5.1%        1.9%      (1.2)%     (0.3)%      5.5%
--------------------------------------------------------------------------------
 1995: Net Asset Value .. $10.09      $10.64     $11.05     $10.79     $10.79
       Total Return .....   1.6%        5.5%       3.9%       1.2%      12.6%
--------------------------------------------------------------------------------
 1994: Net Asset Value .. $10.38      $10.37     $10.64      $9.93      $9.93
       Total Return .....   3.8%(b)    (0.1)%      2.6%      (5.2)%      0.9%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2002 (A)
                               -----------------------------------------------------
                                                  YEAR       SINCE
                                      QUARTER   TO DATE   INCEPTION (B)   5 YEAR     3 YEAR      1 YEAR
                                      -------   -------   -------------   ------     ------      -------
Gabelli Global Convertible
  Sec. Fund Class AAA .............   (8.46)%   (13.08)%      3.18%       (0.02)%     (7.94)%     (9.16)%
UBS Global Convertible Index ......   (5.59)%    (7.08)%      5.49%        3.99%      (1.70)%     (2.99)%
Merrill Lynch Global Bond Index ...    4.15%     11.85%       6.18%        5.92%       6.27%      10.12%
MSCI AC World Free Index ..........  (18.22)%   (24.87)%      2.96%       (4.04)%    (13.91)%    (17.79)%

(a) Past performance does not guarantee future results. Investment returns and the principal value of an investment will fluctuate. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. When shares are redeemed, they may be worth more or less than their original cost. The UBS (formerly Warburg Dillon Reed) Global Convertible Index, the Merrill Lynch Global Bond Index and the Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index are unmanaged indicators of investment performance. Performance for periods less than one year are not annualized.
(b)  From  commencement  of  investment  operations  on February 3, 1994.  Note:
     Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------
                    MONTHLY DISTRIBUTIONS -- $0.10 PER SHARE
                    ----------------------------------------
         The Gabelli Global Convertible Securities Fund has a $0.10 per share monthly distribution policy in place. For more specific dividend and tax information, please visit our website at www.gabelli.com or call 1-800-GABELLI (1-800-422-3554).
--------------------------------------------------------------------------------

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

OUR INVESTMENT OBJECTIVE

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve a competitive rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.

OUR APPROACH

      We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates. With regard to companies, we seek firms which are undervalued in relation to their long-term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodities, it is the increase in industrial demand.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                     HOLDINGS BY GEOGRAPHIC REGION - 9/30/02

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

NORTH AMERICA                       41.6%
JAPAN                               17.7%
LATIN AMERICA                        3.0%
ASIA/PACIFIC RIM                     1.2%
EUROPE                              36.5%

WHAT ARE GLOBAL CONVERTIBLE SECURITIES?

      Global convertible securities are bonds, preferred shares and warrants of domestic or foreign issuers which may be converted into a fixed number of shares of the underlying company. Convertibles are hybrid securities which combine the capital appreciation potential of equities with the higher yield of fixed income instruments. They can be thought of as a straight bond together with an embedded call option (or warrant) on the underlying equity.

WHAT ARE THE BENEFITS OF GLOBAL CONVERTIBLE SECURITIES?

      Reduced volatility is foremost. Investing in foreign equity markets can be rewarding but volatile. Our goal is to earn a high, risk-adjusted rate of return. Due to its fixed income characteristics, a convertible security will provide more stability than its underlying common stock. In the current market environment, the Fund provides an attractive alternative by combining the capital appreciation potential of global equity investing with the higher current income usually associated with bonds.

COMMENTARY

UNITED STATES: CAPACITY UTILIZATION, PROFITS AND THE CONSUMER

      Uncertainty continues to hang over the U.S. economy. We are watching three elements to determine when and how the recovery is developing: capacity utilization, profits and the consumer.

      When capacity utilization picks up, corporate profits rise, capital spending increases and employment rises. In this cycle, capacity utilization bottomed in December 2001 at 74.4%. Over the ten-year expansionary period from March 1991 to March 2001, the rate averaged 81.8%. Since last December, the rate continued to increase every month through July when it peaked at 76.3%. Since July, it has fallen twice consecutively to 75.9% in September. It will be important to see a recovery in this rate since corporations are unlikely to invest in new plant and equipment if they are not utilizing their existing facilities.

      The rebound in corporate profitability has already begun and we expect this to continue next year. This will be driven by a pick-up in final demand, improving profit margins as productivity gains outpace labor costs, and lower interest expense as companies continue to de-leverage.

      Meanwhile, the consumer remains fragile. Consumer confidence, as measured by the University of Michigan Survey, fell to 80.4 in October, which is below the 81.8 level reached in September last year. Weekly initial jobless claims remain persistently above the 400,000 mark, which economists' claim is the dividing line between an improving and a deteriorating labor market. On the other hand, low interest rates continue to drive the housing market. In September, home construction rose to the highest level in 16 years.

EURO ZONE: PRICE STABILITY OR ECONOMIC GROWTH?

      Growth in the Euro Zone is showing signs of deterioration. In September, the Purchasing Managers' Index ("PMI") fell to 48.9. A reading below 50 indicates a contraction in industrial activity. During this cycle, the PMI peaked at 51.8 in June and has been declining sequentially ever since. The main cause for this weakness has been from Germany where the index dropped 3.1 points in September to 46. Except for the Netherlands, the other major countries in Europe remain above 50.

      Meanwhile, inflation has increased from 1.8% in June to 2.2% in September. This was mainly due to an increase in oil prices. Euro-denominated Brent crude oil prices rose 5.7% in September after a 4.5% hike in August. It is estimated that a $1 increase in oil prices immediately adds 0.06% to inflation. Oil-inflicted inflationary fears, which could be caused by a confrontation with Iraq, may be one reason why the European Central Bank ("ECB") has resisted lowering interest rates. The refinancing rate, unchanged since November 2001, still stands at 3.25% versus only 1.75% in the U.S. With consensus Gross Domestic Product ("GDP") growth rates in the Euro Zone coming down continually, this may be the catalyst to shift the ECB's focus from price stability to economic growth.

JAPAN: MEANINGFUL POLICY CHANGE?

      The key to getting Japan's economy back on track is the resolution of its banking crisis, but is Japan ready to launch a coordinated assault on its bank debt problems? The officially acknowledged total of bad loans is about 10% of GDP, or 52 trillion yen ($418 billion), but the actual total may be much higher. The high level of bad debts, accumulated during the bubble period, is prohibiting banks from making new loans and stimulating the economy. Banks have been reluctant to face up to their weak credits because of the close relationship between companies and their lenders. In addition to substantial loans, banks often hold equity stakes in the companies with which they lend. Many economists feel this denial has been the main cause of Japan's current deflationary problems. Since many unviable companies are kept on life support by the banks, their only means of competing is through lower wages and prices, which exacerbates deflation. In Tokyo, where a tenth of all Japanese reside, core consumer prices dropped 0.9% year-over-year through September, extending a four-year decline. What can the government do to solve the problem?

      Recently, several policy initiatives have come to light. First, in an unusual sign of cooperation, Bank of Japan Governor Hayami said the Bank would buy 2 trillion yen ($16 billion) worth of shares from more than ten banks over the next year. This is small relative to the total of about $200 billion held, but it should be seen in the context with other government measures. The Bank may also be willing to make unsecured "emergency" loans to troubled banks and to finally shift its official policy toward fighting deflation. Second, the Resolution and Collection Corporation ("RCC"), the state-run loan-buying agency, may play a larger roll in purchasing distressed assets. Third, Economics
Minister Takenaka, who was recently appointed the new head of the Financial Services Agency ("FSA"), is about to recommend a series of measures to help clean up the banking crisis including capital injections in conjunction with loan write-offs. Finally, the nationalization of crippled banks is also a possibility.

      These are necessary reforms. Unfortunately, before the situation improves the economy is likely to suffer as bankruptcies and unemployment rise. The government is anticipating this shock by proposing a number of new social and corporate welfare measures to strengthen the safety net needed to catch those who lose their jobs as a consequence of the reform measures.

LET'S TALK CONVERTS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AUTOGRILL FINANCE SPA (ZERO COUPON, 06/16/14) is the world's largest operator of travel restaurants and the third largest modern commercial restaurant operator with a presence in 15 countries and a market capitalization of Euro 1.7 billion. It generates half of its sales from the U.S. The company was born from the merger of three Italian roadside restaurant businesses (Pavesi, Motta and Alemagna). It was taken over by the Benetton family in 1995 and had been trading on the Milan Stock Exchange since 1996. In 2001, Autogrill reported net revenues of over Euro 3 billion.

With the stock at Euro 8, the zero coupon convertible bond trades at 72.625%. The bond was issued in June 1999 at 74.30%. It is puttable in June 2004 at 82.03%. It trades on a yield to put of 7.6% and a conversion premium of 104%.

BELGELECTRIC FINANCE SA (1.50%, 08/04/04) is exchangeable into the shares of Total Fina Elf at a price of Euro 167. Total Fina Elf is one of the leading oil companies in the world. With operations in over 100 countries, it explores for, produces, refines, transports and markets oil and natural gas. The company also operates a chemical division, Atofina -- expected to account for 25% of the capital employed by the group by 2005 -- which produces polypropylene, polyethylene, polystyrene, rubber, paint, ink, adhesives and resins. Total Fina Elf operates Total Gasoline filling stations in Europe, the U.S. and Africa. Development of the upstream sector is a top priority for the company. Between 60% and 65% of the investments are dedicated to exploration-production projects, with emphasis on economies of scale. The company expects to boost hydrocarbon production by 40% by 2005, lowering cost per barrel to $6.50. In the downstream sector (i.e. distribution), they aim to focus on Europe and Africa.

Belgelectric Finance 1.50% 08/04/2004 trades at Euro 169.10 per unit (100.8% of par) with the stock at Euro 133.20. It trades on a 27% conversion premium and 1.50% current yield.

ERGO INTERNATIONAL AG (2.25%, 09/14/06) is a subsidiary of Munich Reinsurance but the bonds are exchangeable into Aventis SA at a price of Euro 98.5. Aventis manufactures life science products including respiratory, cardiology, oncology and arthritis drugs. Aventis resulted from the merger of Rhone-Poulenc SA and Hoechst AG in December 1999. The management's goal has been to transform Aventis into a pure pharmaceutical company. It has made progress in this regard by selling its Animal Nutrition business to CVC Capital Partners in April 2002 and by the divestiture of Aventis CropScience to Bayer in June 2002. In 2001, the company earned Euro 1.5 billion on sales of Euro 23 billion.

With Aventis shares at Euro 53, the bonds trade at 93.125% on a 2.6% yield to maturity and 73% premium. Standard and Poor's rates the bonds AA+.

NEOPOST  SA (1.50%,  02/01/05)  manufactures  mailing  and  shipping  equipment.
Neopost, the European leader and number two worldwide supplier of mailing solutions, produces electronic mailing systems, electronic postal scales, computerized shipping and mail accounting systems, folders and inserters, letter openers, mailroom furnishings, addressing printers, and software and mailroom supplies. In August, the company finalized its acquisition of German-based Stielow. Germany is one of the world's three largest mailing solution markets. This acquisition gives Neopost a 50% market share in the German folders/inserters market and a 21% share, or second rank, in franking machines. Neopost markets its machines in approximately 70 countries worldwide.

Neopost 1.50% 02/01/2005 trades at Euro 48.40 per unit (97% of par) with the stock at Euro 34.10 on a 40% conversion premium and 6.9% yield to the bond's premium redemption price of Euro 54.03 (109.16%).

NEXTEL COMMUNICATIONS INC. (4.75%, 07/01/07) is the leading provider of fully integrated, all-digital wireless services in the U.S. The Nextel National Network provides customers with a 4-in-1-business solution: guaranteed all-digital cellular service, Nextel Direct ConnectTM, Nextel Wireless Web, and text/numeric messaging capabilities. Through its affiliate NII Holdings, Inc., it also provides wireless communication services to business customers -- principally in Argentina, Brazil, Mexico, Peru, the Philippines and Japan. In September, CEO Tim Donahue reaffirmed the company's 2002 guidance for approximately 2 million net subscriber additions and greater than $3 billion in operating cash flow. The company recently activated its ten millionth domestic digital subscriber.

Nextel 4.75% 07/01/2007 is a busted convertible bond trading at 73.625% with the stock at $7.55. The bond has a 130% conversion premium, 6.5% current yield and 12.2% yield to maturity.

NORTHROP GRUMMAN CORP. (7.25% CV. PFD.) is a defense technology company, specializing in electronics and systems integration. Their products are at the heart of the network-centric integrated battle management systems of modern warfare. The Global Hawk unmanned aerial reconnaissance system is one of their most recent products. The company also produces nearly 60% of the Pentagon's airborne radar systems and is well positioned in missile defense. After acquiring Litton Industries and Newport News, the company is now the world's largest naval shipbuilder, with expertise in every class of nuclear and non-nuclear vessel. In July 2002, TRW, the aerospace and information technology company, agreed to be acquired for $7.8 billion in stock. The pending deal will make Northrop a leader in military satellites, missile systems and systems integration.

With the stock at $129, the mandatory convertible security traded at $124 on a 12% premium and 5.6% current yield.

SCHOOL SPECIALTY INC. (6.00%, 08/01/08) distributes non-textbook educational supplies and furniture for grades pre-kindergarten through 12. The company has a 13% market share of the $6 billion supplemental school supply market and is seven times the size of its next largest competitor. The company was founded in 1959, acquired by U.S. Office Products in 1996 and spun off in an IPO in 1998. Last year, the company earned $21 million on sales of $767 million.

With the stock at $25, the bonds traded at 105.5% on a 34% premium and 5.7% current yield.

USS CO. LTD. (ZERO COUPON, 09/29/06) is Japan's largest independent auto auction management company. USS manages used car auction facilities throughout Japan, conducts auto auctions through satellites, and provides used car information through the Internet. In the first half of this fiscal year, accumulated handling volumes and contract completions grew by 16.5% and 15.0%, which was well ahead of the company's targets of 5.1% and 6.5%, respectively. It takes about 20 seconds to auction a car and about 54% of consigned vehicles end up in completed contracts. Through a joint venture, it has recently opened a new auction site in Istanbul, choosing Turkey as its first overseas expansion location because of the country's lack of a fully developed used car market. It also plans to open a new auction site in Milan.

The zero coupon bond trades at 115% with the stock at 5,330 Yen on a 0.4% conversion premium.

VIVENDI UNIVERSAL SA (1.00%, 03/01/06) is exchangeable into one share of Vinci stock at a price of Euro 77. Vivendi used this structure to monetize its position in Vinci in a tax efficient manner. Vinci is a leading construction and associated services group (i.e. toll roads and parking facilities) with a presence in over 100 countries. In 2001, ninety percent of its Euro 17 billion in sales was from Europe. At the end of 2000, Vinci merged with Groupe GTM making it a market leader in France where it derives 62% of its sales. Recently, Vinci acquired a 14.4% stake in Autoroutes du Sud de la France (ASF), the toll road operator. In its 2002 first half results, the company disclosed that outstanding orders remained at historically high levels, representing the equivalent of nine months of business, which provides good earning visibility in an uncertain economic environment.

With Vinci's stock at Euro 61.30, the bonds trade at Euro 74.75, or 96.65% of par on a 6.43% yield to maturity (redemption price of 114.82%) and a 21% premium.

YAMAHA MOTOR CO. (ZERO COUPON, 03/31/09), affiliated with Yamaha Corp., manufactures motorcycles and scooters (54% sales). The company also produces motor vehicle engines for Toyota Motor Corp. and Ford Motor Co. Specialty products include motor boats, fishing boats, outboard motors, marine diesel engines, sailboats (marine products total 19.9% of sales), 4-wheel all-terrain-vehicles, racing karts, snowmobiles, golf carts, snow-throwers and electric power generators. Yamaha Motor sells products in Japan (16.9% sales), North America (37.3%), Europe (22.7%), Asia (14.3%) and South America. Total sales in their fiscal year ended March 2002 were 947 billion Yen ($7.95 billion).

The zero coupon bond trades at 118% with the stock at 980 Yen on a slight discount to parity.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                      WHO                            WHEN
                      ---                            ----
      Special Chats:  Mario J. Gabelli               First Monday of each month
                      Howard Ward                    First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                      NOVEMBER                        DECEMBER                       JANUARY
                      --------                        --------                       -------
      1st Wednesday   Charles Minter & Martin Weiner  Charles Minter & Martin Weiner Ivan Arteaga
      2nd Wednesday   Caesar Bryan                    Walter Walsh & Laura Linehan   Charles Minter & Martin Weiner
      3rd Wednesday   Walter Walsh & Laura Linehan    Hart Woodson                   Walter Walsh & Laura Linehan
      4th Wednesday   Barbara Marcin                                                 Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Although the global economic picture remains uncertain, corporate restructuring, de-leveraging and margin improvements have laid the foundation for a recovery in profitability. Currently, we believe Mr. Market is presenting us with a number of compelling investment opportunities. Our objective is to own great businesses selling at a discount to their intrinsic value. We believe convertibles, with their lower volatility and higher current income, offer investors an attractive investment opportunity.

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GAGCX for Class AAA Shares. Please call us during the business day for further information.

                                 Sincerely,

                                 /S/ HART WOODSON

                                 A. HARTSWELL WOODSON, III
                                 Team Portfolio Manager

October 20, 2002

--------------------------------------------------------------------------------
                          TOP TEN CONVERTIBLE HOLDINGS
                               SEPTEMBER 30, 2002
                               ------------------

Ergo International AG (Cv., 2.25%, 09/14/06)
Neopost SA (Cv., 1.50%, 02/01/05)
Nextel Communications Inc. (Cv., 4.75%, 07/01/07)
Parmalat Netherlands BV (Cv., 0.875%, 06/30/21)
Northrop Grumman Corp. (7.25% Cv. Pfd.)
Titan Capital Trust (5.75%, Cv. Pfd.)
Belgelectric Finance SA (Cv., 1.50%, 08/04/04)
Compagnie de Saint-Gobain (Cv., 2.625%, 01/01/07)
Yamaha Motor Co. (Cv., Zero coupon, 03/31/09)
Portugal Telecom SGPS SA (Cv., 1.50%, 06/07/04)
--------------------------------------------------------------------------------

                AVERAGE ANNUAL RETURNS -- SEPTEMBER 30, 2002 (A)
                ------------------------------------------------
                   CLASS AAA    CLASS A SHARES  CLASS B SHARES   CLASS C SHARES
                   ---------    --------------  --------------   --------------
  1 Year ........... (9.16)%       (9.15)%         (9.84)%          (9.70)%
                                  (14.36)%(c)     (14.05)%(d)      (10.54)%(d)
  5 Year ........... (0.02)%       (0.01)%         (0.24)%          (0.13)%
                                   (1.19)%(c)      (0.55)%(d)       (0.13)%
  Life of Fund(b) ..  3.18%         3.18%           3.05%            3.11%
                                    2.48%(c)        3.05%(d)         3.11%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on May 2, 2001, March 28, 2001 and November 26, 2001, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. (b) Performance is calculated from inception of Class AAA Shares on February 3, 1994. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

  PRINCIPAL                                         MARKET
   AMOUNT                                            VALUE
  ---------                                         ------
              CORPORATE BONDS -- 72.7%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.1%
$  125,000    Standard Motor Products Inc.,
                Sub. Deb. Cv.,
                6.750%, 07/15/09 ............... $   96,250
                                                 ----------
              BROADCASTING -- 1.8%
   300,000(c) Groupe Bruxelles Lambert SA, Cv.,
                1.280%, 07/09/03 ...............    151,684
                                                 ----------
              COMPUTER SOFTWARE AND SERVICES -- 2.3%
22,000,000(b) Capcom Co. Ltd., Cv.,
                1.000%, 09/30/05 ...............    196,074
                                                 ----------
              DIVERSIFIED INDUSTRIAL -- 8.0%
   273,000(c) Compagnie de Saint-Gobain, Cv.,
                2.625%, 01/01/07 ...............    250,521
   200,000(c) Elektrim Finance BV, Cv.,
                3.750%, 07/02/04 (d) ...........     88,942
19,000,000(b) Fuji Seal Inc., Cv.,
                Zero Coupon, 09/29/06 + ........    179,481
   177,905(c) Vivendi Universal SA, Cv.,
                1.000%, 03/01/06 ...............    171,183
                                                 ----------
                                                    690,127
                                                 ----------
              EDUCATIONAL SERVICES -- 1.8%
   150,000    School Specialty Inc., Sub. Deb. Cv.,
                6.000%, 08/01/08 ...............    157,687
                                                 ----------
              ELECTRONICS -- 0.9%
   100,000    STMicroelectronics NV, Sub. Deb. Cv.,
                Zero Coupon, 09/22/09 + ........     79,750
                                                 ----------
              ENERGY AND UTILITIES -- 8.1%
   251,460(c) Belgelectric Finance SA, Cv.,
                1.500%, 08/04/04 ...............    251,225
   110,000    Devon Energy Corp., Sub. Deb. Cv.,
                4.950%, 08/15/08 ...............    110,000
   200,000(c) Ergo International AG, Cv.,
                2.250%, 09/14/06 ...............    192,844
   150,000    International Power Ltd., Cv.,
                2.000%, 11/24/05 ...............    145,869
                                                 ----------
                                                    699,938
                                                 ----------
              ENTERTAINMENT -- 2.2%
   200,000    Liberty Media Corp., Sub. Deb. Cv.,
                3.250%, 03/15/31 (a) ...........    188,000
                                                 ----------
              EQUIPMENT AND SUPPLIES -- 7.0%
   150,000    Antec Corp., Sub. Deb. Cv.,
                4.500%, 05/15/03 ...............    136,687
   297,000(c) Neopost SA, Cv.,
                1.500%, 02/01/05 ...............    284,616
20,000,000(b) Sato Corp., Cv.,
                0.550%, 09/30/03 ...............    186,463
                                                 ----------
                                                    607,766
                                                 ----------

  PRINCIPAL                                         MARKET
   AMOUNT                                            VALUE
  ---------                                         ------
               FINANCIAL SERVICES -- 3.0%
$20,000,000(b) Orix Corp., Cv.,
                 0.375%, 03/31/05 .............. $  165,217
   200,000(c)  Wuertt AG Versich-Beteil, Cv.,
                 1.150%, 04/17/08 ..............     93,478
                                                 ----------
                                                    258,695
                                                 ----------
               FOOD AND BEVERAGE -- 7.1%
   260,000(c)  Autogrill Finance SpA, Cv.,
                 Zero  Coupon,   06/16/14  + ...    187,583
   270,000(c)  Parmalat Netherlands BV, Cv.,
                 0.875%, 06/30/21 ..............    272,164
   139,100(c)  Pernod Ricard SA, Cv.,
                 2.500%, 01/01/08 ..............    150,955
                                                 ----------
                                                    610,702
                                                 ----------
               HEALTH CARE -- 7.7%
   170,000(c)  Ergo International AG, Cv.,
                 0.750%, 09/14/06 ..............    157,502
20,000,000(b)  Fujirebio Inc., Cv.,
                 Zero Coupon, 12/29/06 + .......    170,938
15,000,000(b)  Nissho Corp., Cv.,
                 1.000%, 03/31/03 ..............    181,555
   150,000     Quest Diagnostic Inc.,
                 Sub. Deb. Cv.,
                 1.750%, 11/30/21 ..............    157,500
                                                 ----------
                                                    667,495
                                                 ----------
               METALS AND MINING -- 2.3%
   150,000     Agnico Eagle Mines Ltd.,
                Sub. Deb. Cv.,
                4.500%, 02/15/12 ...............   197,610
                                                 ----------
               PUBLISHING -- 1.7%
   150,000(c)  VNU NV, Sub. Deb. Cv.,
                 1.750%, 11/15/04 ..............    148,148
                                                 ----------
               RETAIL -- 3.9%
   150,000     The Gap Inc., Cv.,
                 5.750%, 03/15/09 (a) ..........    148,125
20,000,000(b)  USS Co. Ltd., Cv.,
                 Zero Coupon, 09/29/06 + .......    188,927
                                                 ----------
                                                    337,052
                                                 ----------
               TELECOMMUNICATIONS -- 5.5%
   125,000(c)  Olivetti SpA, Cv.,
                 1.500%, 01/01/10 ..............    126,620
   250,000(c)  Portugal Telecom SGPS SA, Cv.,
                 1.500%, 06/07/04 ..............    235,018
   100,000     Telefonos de Mexico SA,
                 Sub. Deb. Cv.,
                 4.250%, 06/15/04 ..............    110,360
                                                 ----------
                                                    471,998
                                                 ----------
               TRANSPORTATION -- 2.8%
25,000,000(b)  Yamaha Motor Co., Cv.,
                 Zero Coupon, 03/31/09 + .......    246,427
                                                 ----------

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

  PRINCIPAL                                         MARKET
   AMOUNT                                            VALUE
  ---------                                         ------
              CORPORATE BONDS (CONTINUED)
              WIRELESS COMMUNICATIONS -- 5.5%
$  375,000    Nextel Communications Inc., Cv.,
                4.750%, 07/01/07 ............... $  279,375
   550,000    United States Cellular Corp.,
                Sub. Deb. Cv.,
                Zero Coupon, 06/15/15 + ........    192,500
                                                 ----------
                                                    471,875
                                                 ----------
              TOTAL CORPORATE BONDS ............  6,277,278
                                                 ----------

    SHARES
    ------
              PREFERRED STOCKS -- 23.1%
              AEROSPACE -- 3.9%
    40,000    BAE Systems plc,
                7.750% Cv. Pfd. ................     78,631
     2,000    Northrop Grumman Corp.,
                7.250% Cv. Pfd. ................    258,560
                                                 ----------
                                                    337,191
                                                 ----------
              AUTOMOTIVE -- 1.3%
     5,000    General Motors Corp.,
                5.250% Cv. Pfd., Ser. B ........    111,900
                                                 ----------
              CABLE -- 2.6%
    17,000    CVC Equity Securities Trust I,
                6.500% Cv. Pfd. ................    228,650
                                                 ----------
              DIVERSIFIED INDUSTRIAL -- 4.7%
     4,500    Cendant Corp.,
                7.750% Cv. Pfd. ................    152,100
     7,500    Titan Capital Trust,
                5.750% Cv. Pfd. ................    255,937
                                                 ----------
                                                    408,037
                                                 ----------
              ENERGY AND UTILITIES -- 4.9%
     3,500    Calpine Capital Trust II,
                5.500% Cv. Pfd. ................     33,527
     2,000    Dominion Resources Inc.,
                9.500% Cv. Pfd. ................    101,580
     4,300    EVI Inc.,
                5.000% Cv. Pfd. ................    210,399
     5,000    Mirant Trust I,
                6.250% Cv. Pfd., Ser. A ........     74,750
                                                 ----------
                                                    420,256
                                                 ----------
              PAPER AND FOREST PRODUCTS -- 2.5%
     2,000    Amcor Ltd.,
                7.250% Cv. Pfd. ................    101,490
     5,000    Sealed Air Corp.,
                $2.00 Cv. Pfd., Ser. A .........    110,000
                                                 ----------
                                                    211,490
                                                 ----------

                                                    MARKET
    SHARES                                           VALUE
    ------                                          ------
              TELECOMMUNICATIONS -- 3.2%
    10,000    Broadwing Inc.,
                6.750% Cv. Pfd., Ser. B ........ $  113,000
    12,000    MediaOne Group Inc.,
                7.000% Cv. Pfd. ................    162,360
                                                 ----------
                                                    275,360
                                                 ----------
              TOTAL PREFERRED STOCKS ...........  1,992,884
                                                 ----------
              FOREIGN COMMON STOCKS -- 2.5%
              PHARMACEUTICALS -- 2.5%
     2,500    Altana AG ........................     90,573
    10,000    Pliva dd, Reg S, GDR .............    123,500
                                                 ----------
              TOTAL FOREIGN COMMON STOCKS ......    214,073
                                                 ----------
 PRINCIPAL
  AMOUNT
  -------
              U.S. GOVERNMENT OBLIGATIONS -- 1.1%
$   96,000    U.S. Treasury Bill,
                1.640%++, 10/24/02 .............     95,900
                                                 ----------
              TOTAL INVESTMENTS -- 99.4%
                (Cost $10,202,250) .............  8,580,135

              OTHER ASSETS AND
                LIABILITIES (NET) -- 0.6% ......     53,457
                                                 ----------
              NET ASSETS -- 100.0% ............. $8,633,592
                                                 ==========
----------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt
      from  registration,   normally  to  qualified   institutional  buyers.  At
      September 30, 2002, the market value of Rule 144A securities amounted to $336,125 or 3.89% of net assets.
(b)   Principal amount denoted in Japanese Yen.
(c)   Principal amount denoted in Euros.
(d)   Security in default.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
GDR - Global Depository Receipt.

                                      % OF
                                     MARKET         MARKET
GEOGRAPHIC DIVERSIFICATION            VALUE          VALUE
--------------------------           ------     -----------
North America ......................  41.6%      $3,572,397
Europe .............................  36.5%       3,134,937
Japan ..............................  17.7%       1,515,082
Latin America ......................   3.0%         256,229
Asia/Pacific Rim ...................   1.2%         101,490
                                     ------      ----------
                                     100.0%      $8,580,135
                                     ======      ==========

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is
capital appreciation. (MULTICLASS)             PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITESSM FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                             CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE, MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE ______________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO MANAGER:  MARIO J. GABELLI,  CFA

CONTRARIAN  __________________________________
GABELLI  MATHERS FUND
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

          Gabelli Global Series Funds, Inc.
   THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
                One Corporate Center
              Rye, New York 10580-1422
                     800-GABELLI
                    800-422-3554
                  FAX: 914-921-5118
              WEBSITE: WWW.GABELLI.COM
              E-MAIL: INFO@GABELLI.COM
     Net Asset Value available daily by calling
             800-GABELLI after 6:00 P.M.

                 BOARD OF DIRECTORS

Mario J. Gabelli, CFA           John D. Gabelli
CHAIRMAN AND CHIEF              SENIOR VICE PRESIDENT
INVESTMENT OFFICER              GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                  Karl Otto Pohl
CHIEF EXECUTIVE OFFICER         FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.       DEUTSCHE BUNDESBANK

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL CENTER

Arthur V. Ferrara               Anthonie C. van Ekris
FORMER CHAIRMAN AND             MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER         BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE
COMPANY OF AMERICA

           OFFICERS AND PORTFOLIO MANAGER

Mario J. Gabelli, CFA           A. Hartswell Woodson, III
PRESIDENT AND CHIEF             VICE PRESIDENT AND
INVESTMENT OFFICER              TEAM PORTFOLIO MANAGER

Bruce N. Alpert                 James E. McKee
VICE PRESIDENT AND              SECRETARY
TREASURER

                     DISTRIBUTOR
               Gabelli & Company, Inc.

    CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
         State Street Bank and Trust Company

                    LEGAL COUNSEL
      Skadden, Arps, Slate, Meagher & Flom LLP

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This report is submitted for the general  information of the shareholders of The
Gabelli  Global   Convertible   Securities   Fund.  It  is  not  authorized  for
distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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GAB441Q302SR


[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

THE
GABELLI
GLOBAL
CONVERTIBLE
SECURITIES
FUND

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2002